                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

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                                   FORM T-1

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             STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

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                   / / CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)


                      FLEET NATIONAL BANK OF CONNECTICUT
           ---------------------------------------------------------
              (Exact name of trustee as specified in its charter)


       Not applicable                               06-0850628
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   (State of incorporation                       (I.R.S. Employer
    if not a national bank)                     Identification No.)


 777 Main Street, Hartford, Connecticut                06115
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(Address of principal executive offices)             (Zip Code)


         Patricia Beaudry, 777 Main Street, Hartford, CT 203-728-2065
        --------------------------------------------------------------
           (Name, address and telephone number of agent for service)

                            BE AEROSPACE, INC.
             ---------------------------------------------------
             (Exact name of obligor as specified in its charter)

         Delaware                                  06-1209796
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(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


       1400 Corporate Way
       Wellington, FL                                33414
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(Address of principal executive offices)             (Zip Code)


           9  7/8% Series B Senior Subordinated Notes due 2006
       ------------------------------------------------------------------
                     (Title of the indenture securities)

Item 1.         General Information.

Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject,

                        The Comptroller of the Currency,
                        Washington, D.C.

                        Federal Reserve Bank of Boston
                        Boston, Massachusetts

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

          (b)   Whether it is authorized to exercise
                corporate trust powers:

                        The trustee is so authorized.

Item 2. Affiliations with obligor and underwriter. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.



Item 16.        List of exhibits.

                List below all exhibits filed as a part of this statement of eligibility and qualification.

                (1) A copy of the Articles of Association of the trustee as now in effect.

                (2) A copy of the Certificate of Authority of the trustee to do business.

                (3) A copy of the Certification of Fiduciary Powers of the trustee.

                (4)  A copy of the By-Laws of the trustee as now in effect.

                (5) Consent of the trustee required by Section 321(b) of the Act.

                (6) A copy of the latest Consolidated Reports of Condition and Income of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    NOTES


In as much as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base answers to Item 2, the answers to said Items are based upon imcomplete information. Said Items may, however, be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



               Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank of Connecticut, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 30th day of January, 1996.

                      FLEET NATIONAL BANK OF CONNECTICUT,
                                   AS TRUSTEE




                                   By:  /s/ SUSAN KELLER
                                        -------------------------
                                        Its Assistant Vice President

                                   EXHIBIT 1


                            ARTICLES OF ASSOCIATION


                       FLEET NATIONAL BANK OF CONNECTICUT


FIRST. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Shawmut Bank Connecticut, National Association".

SECOND. The main office of the Association shall be in Hartford, County of Hartford, State of Connecticut. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The board of directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the board of directors for any reason, including an increase in the number thereof, may be filled by action of the board of directors.

FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the board of directors may designate, on the day of each year specified therefore in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the board of directors.

FIFTH. The authorized amount of capital stock of this Association shall be eight million five hundred thousand (8,500,000) shares of which three milliion five hundred thousand (3,500,000) shares shall be common stock with a par value of six and 25/100 dollars ($6.25) each, and of which five million (5,000,000) shares without par value shall be preferred stock. The capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the corporation shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion, may from time to time determine and at such price as the board of directors may from time to time fix.

The board of directors of the Association is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the preferred shares, and to establish the number of shares be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

a. The number of shares constituting that series and the distinctive designation of that series;

b. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which dates or dates, and whether they shall be payable in preference to, or in anther relation to, the dividends payable to any other class or classes or series of stock;

c. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

d. Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the board of directors shall determine;

e. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f. Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

g. The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Association or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Association or any subsidiary of any outstanding stock of the Association;

h. The right shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Association and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

i. Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

Shares of any series of preferred stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred stock to be created by resloution or resolutions of the board of directors or as part of any other series or preferred stock, all subject to the conditions and the restrictions adopted by the board of directors providing for the issue of any series of prefeffed stock and by the provisions of any applicable law.

Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess voting power for the election of directors and for all purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of the Association.

Except as otherwise provided by the resolution or resolutions for the issue of any series of preferred stock, after payment shall have been made to the holders of preferred stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any other series of preferred stock, the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the board of directors.

Except as otherwise provided by the resolution or resolutions for the issue of any series of preferred stock, in the event of any liquidation, dissolution or winding up of the Association, whether voluntary or involuntary, after payment shall have been made to the holders of preferred stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of preferred stock the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to share, ratable according to the number of shares of common stock held by them, in all remaining assets of the Association available for distribution to its shareholders.

The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Association entitled to vote.

SIXTH. The board of directors shall appoint one of its members president of this Association, who shall be chairman of the board, unless the board appoints another director to be the chairman. The board of directors shall have the power to appoint one or more vice presidents; and to appoint a secretary and such other officers and employees as may be required to transact the business of this Association.

The board of directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of the City of Hartford, Connecticut, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH. The board of directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

TENTH. (A) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Association or is or was serving at the request of the Association as a director, officer employee or agent of another corporation of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an empolyee benefit plan, shall be indemnified and held harmless by the Association to the fullest extent authorized by the law of the state in which the Association's ultimate parent company is incorporated, except as provided in subsection (b). The aforesaid indemnity shall protect the indemnified person against all expense, liability and loss (including attorney's fees, judgements, fines ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred by such person in connection with such a proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors, and administrators, but shall only cover such person's period of service with the Association. The Association may, by action of its Board of Directors, grant rights to indemnification to agents of the Association and to any director, officer, employee or agent of any of its subsidiaries with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Restrictions on Indemnification. Notwithstanding the foregoing, (i) no person shall be indemnified hereunder by the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by a federal bank regulatory agency which proceeding or action results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and any advancement of expenses to that person in that proceeding must be repaid; and (ii) no person shall be indemnified hereunder by the Association and no advancement of expenses shall be made to any person hereunder to the extent such indemnification or advancement of expenses would violate or conflict with any applicable federal statute now or hereafter in force or any applicable final regulation or interpretation now or hereafter adopted by the Office of the Comptroller of the Currency ("OCC") or the Federal Deposit Insurance Corporation ("FDIC"). The Association shall comply with any requirements imposed on it by any such statue or regulation in connection with any indemnification or advancement of expenses hereunder by the Association. With respect to proceedings to enforce a claimant's rights to indemnification, the Association shall indemnify any such claimant in connection with such a proceeding only as provided in subsection (d) herof.

(c) Advancement of Expenses. The conditional right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Association the reasonable expenses (including attorney's fees) incurred in defending a proceeding in advance of its final disposition (an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon (i) delivery to the Association of a binding written undertaking by or on behalf of the person receiving the advancement to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified in such proceeding, including if such proceeding results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and (ii) compliance with any other actions or determinations required by applicable law, regulation or OCC or FDIC interpretation to be taken or made by the Board of Directors of the Association
or other persons prior to an advancement of expenses.   The Association shall
cease advancing expenses at any time its Board of Directors believes that any of the prerequisites for advancement of expenses are no longer being met.

(d)   Right of Claimant to Bring Suit.  If a claim under subsection (a) of the section is not paid in full by the Association within thirty (30) days after written claim has been received by the Association the claimant may at any time thereafter bring suit against the Association to recover the unpaid amount
of the claim.   If successful in whole or in part in any such suit, or in a suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action brought by the claimant to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any, has been tendered to the Association) that the claimant has not met any applicable standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated. In any suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the Association shall be entitled to recover such expenses upon a final adjudication that the claimant has not met any applicable standard for indemnification standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated.

(e) Non-Exclusivity of Rights. The rights to indeminification and the advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquired under any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(f) Insurance. The Association may purchase, maintain, and make payment or reimbursement for reasonable premiums on, insurance to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the law of the state in which the Association's ultimate parent company is incorporated; provided however, that such insurance shall explicitly exclude insurance coverage for a final order of a federal bank regulatory agency assessing civil money penalties against an Association director, officer, employee or agent.

ELEVENTH. These articles of association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The notice of any shareholders' meeting at which an amendment to the articles of association of this Association is to be considered shall be given as hereinabove set forth.

I hereby certify that the articles of association of this Association, in their entirety, are listed above in items first through eleventh.

                                                   Secretary/Assistant Secretary
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Dated at                                         ,  as of                      .
         ---------------------------------------           --------------------

Revision of January 11, 1993

                                   EXHIBIT 2

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COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
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Washington, D.C. 20219

                                  CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

(1)       The Comptroller of the Currency, pursuant to Revised Statutes
324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

(2) "Fleet National Bank of Connecticut", Hartford, Connecticut, (Charter No. 1338), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 28th day of November, 1995.


                                       /s/ EUGENE A. LUDWIG
                                       ----------------------------------
                                       Comptroller of the Currency

                                  EXHIBIT 3


[LOGO]

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COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
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Washington, D.C. 20219



                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Fleet National Bank of Connecticut", Hartford, Connecticut, (Charter No. 1338), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved
September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 15th day of June, 1995.


                                       /s/ EUGENE A. LUDWIG
                                       ----------------------------------
                                       Comptroller of the Currency

                                   EXHIBIT 4


                        AMENDED AND RESTATED BY-LAWS OF

                        FLEET NATIONAL BANK OF CONNECTICUT

                                   ARTICLE I

                            MEETINGS OF SHAREHOLDERS


Section 1. Annual Meeting. The regular annual meeting of the shareholders for the election of Directors and the transaction of any other business that may properly come before the meeting shall be held at the Main Office of the Association, or such other place as the Board of Directors may designate, on the fourth Thursday of April in each year at 1:15 o'clock in the afternoon unless some other hour of such day is fixed by the Board of Directors.

If, from any cause, an election of Directors is not made on such day, the Board of Directors shall order the election to be held on some subsequent day, of of which special notice shall be given in accordance with the provisions of law, and of these bylaws.

Section 2. Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors, the President, or any shareholders owning not less than twenty-five percent (25%) of the stock of the Association.

Section 3. Notice of Meetings of Shareholders. Except as otherwise provided by law, notice of the time and place of annual or special meetings of the share holders shall be mailed, postage prepaid, at least ten (10) days before the date of the meeting to each shareholder of record entitled to vote thereat at his address as shown upon the books of the Association; but any failure to mail such notice to any shareholder or any irregularity therein, shall not affect the validity of such meeting or of any of the proceedings therat. Notice of a special meeting shall also state the purpose of the meeting.

Section 4. Quorum; Adjourned Meetings. Unless otherwise provided by law, a quorum for the transaction of business at every meeting of the shareholders shall consist of not less than two-fifths (2/5) of the outstanding capital stock represented in person or by proxy; less than such quorum may adjourn the meeting to a future time. No notice need be given of an adjourned annual or special meeting of the shareholders if the adjournment be to a definite place and time.

Section 5. Votes and Proxies. At every meeting of the shareholders, each share of the capital stock shall be entitled to one vote except as otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholder at any meeting, unless otherwise provided by law or by the Articles of Association or these By-laws. Share-holders may vote by proxies duly authorized in writing and filed with the Cahsier, but no officer, clerk, teller or bookeeper of the Association may act as a proxy.

Section 6. Nominations to Board of Directors. At any meeting of shareholders held for the election of Directors, nominations for election to the Board of Directors may be made, subject to the provisions of this section, by any share-holder of record of any outstanding class of stock of the Association entitled to vote for the election of Directors. No person other than those whose names are stated as proposed nominees in the proxy statement accompanying the notice of the meeting may be nominated as such meeting unless a shareholder shall have given to the President of the Association and to the Comptroller of the Currency, Washington, DC written notice of intention to nominate such other person mailed by certified mail or delivered not less than fourteen (14) days nor or more than fifty (50) days prior to the meeting of shareholders at which such nomination is to be made; provided, however, that if less than twenty-one
(21) days' notice of such meeting is given to shareholders, such notice of intention to nominate shall be mailed by certified mail or delivered to said President and said Comptroller on or before the seventh day following the day on which the notice of such meeting was mailed. Such notice of intention to nominate shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and the number of shares of capital stock of the Association owned by the notifying shareholder. In the event such notice is given, the proposed nominee may be nominated either by the shareholder giving such notice or by any other shareholder present at the meeting at which such nomination is to be made.
Such notice may contain the names or more than one proposed nominee, and if more than one is named, any one or more of those named may be nominated.

Section 7. Action Taken Without a Shareholder Meeting. Any action requiring shareholder approval or consent may be taken without a meeting and without notice of such meetings by written consent of the shareholders.

                                   ARTICLE II

                                   DIRECTORS

Section 1. Number. The Board of Directors shall consist of such number of shareholders, not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled, or by the Board of Directors as hereinafter provided.

Section 2. Mandatory Retirement for Directors. No person shall be elected a director who has attained the age of 68 and no person shall continue to serve as a director after the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 68; provided, however, that any director serving on the Board as of December 15, 1995 who has attanined the age of 65 on or prior to such date shall be permitted to continue to serve as a director until the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 70.

Section 3. General Powers. The Board of Directors shall exercise all the coporate powers of the Association, except as expressly limited by law, and shall have the control, management, direction and dispositon of all its property and affairs.

Section 4. Annual Meeting. Immediately following a meeting of shareholders held for the election of Directors, the Cashier shall notify the directors-elect who may be present of their election and they shall then hold a meeting at the Main Office of the Association, or such other place as the Board of Directors may designate, for the purpose of taking their oaths, organizing the new Board, electing officers and transacting any other business that may come before such meeting.

Section 5. Regular Meeting. Regular meetings of the Board of Directors shall be held without notice at the Main Office of the Association, or such other place as the Board of Directors may designate, at such dates and times as the Board shall determine. If the day designated for a regular meeting falls on a legal holiday, the meeting shall be held on the next business day.

Section 6. Special Meetings. A special meeting of the Board of Directors may be called at anytime upon the written request of the Chairman of the Board, the President, or of two Directors, stating the purpose of the meeting. Notice of the time and place shall be given not later than the day before the date of the meeting, by mailing a notice to each Director at his last known address, by delivering such notice to him personally, or by telephoning.

Section 7. Quorum; Votes. A majority of the Board of Directors at the time holding office shall constitute a quorum for the transaction of all business, except when otherwise provided by law, but less than a quorum may adjourn a meeting from time to time and the meeting may be held, as adjourned, without further notice. If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors.

Section 8. Action by Directors Without a Meeting. Any action requiring Director approval or consent may be taken without a meeting and without notice of such meeting by written consent of all the Directors.

Section 9. Telephonic Participation in Directors' Meetings. A Director or member of a Committee of the Board of Directors may participate in a meeting of the Board or of such Committee may participate in a meeting of the Board or of such Committee by means of a conference telephone or similar communications equipment enabling all Directors participating in the meeting to hear one another, and participation in such meeting shall constitute presence in person at such a meeting.

Section 10. Vacancies. Vacancies in the Board of Directors may be filled by the remaining members of the Board at any regular or special meeting of the Board.

Section 11. Interim Appointments. The Board of Directors shall, if the share-holders at any meeting for the election of Directors have determined a number of Directors less than twenty-five (25), have the power, by affirmative vote of the majority of all the Directors, to increase such number of Directors to not more than twenty-five (25) and to elect Directors to fill the resulting vacancies and to serve until the next annual meeting of shareholders or the next election of Directors; provided, however, that the number of Directors shall not be so increased by more than two (2) if the number last determined by shareholders was fifteen (15) or less, or increased by more than four (4) if the number last determined by shareholders was sixteen (16) or more.

Section 12. Fees. The Board of Directors shall fix the amount and direct the payment of fees which shall be paid to each Director for attendance at any meeting of the Board of Directors or of any Committees of the Board.

                                  ARTICLE III

                            COMMITTEES OF THE BOARD

Section 1. Executive Committee. The board of directors shall appoint from its members an Executive Committee which shall consist of such number of persons as the Board of Directors shall determine; the Chairman of the Board and the President shall be members ex-officio of the Executive Committee with full voting power. The Chairman of the Board or the President may from time to time appoint from the Board of Directors as temporary additional members of the Executive Committee with full voting powers not more than two members to serve for such periods as the Chairman of the Board or the President may determine. The Board of Directors shall designate a member of the Executive Committee to serve as Chairman thereof. A meeting of the Executive Committee may be called at any time upon the written request of the Chairman of the Board, the President or the Chairman of the Executive Committee, stating the purpose of the meeting. Not less than twenty four hours' notice of said meeting shall be given to each member the Committee personally, by telephoning, or by mail. The Chairman of the Executive Committee of or, in his absence, a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee.

The Executive Committee shall possess and may exercise all the powers of the Board when the Board is not in session except such as the Board, only, by law, is authorized to exercise; it shall keep minutes of its acts and proceedings and cause same to be presented and reported at every regular meeting and at any special meeting of the Board including specifically, all its actions relating to loans and discounts. All acts done and powers and authority conferred by the Executive Committee, from time to time, within the scope of its authority, shall be deemed to be, and may be certified as being, the acts of and under the authority of the Board.

Section 2. Risk Management Committee. The Board shall appoint from its members a Risk Management Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Risk Management Committee to serve as Chairman thereof. It shall be the duty of the Risk Management Committee to (a) serve as the channel of communication with management and the Board of Directors of Fleet Financial Group, Inc. to assure that formal processes supported by management information systems are in place for the identification, evaluation and management of significant risks inherent in or associated with lending activities, the loan portfolio, asset-liablity management, the investment portfolio, trust and investment advisory activities, the sale of nondeposit investment products and new products and services and such additional activities or functions as the Board may determine from time to time; (b) assure the formulation and adoption of policies approved by the Risk Management Committee or Board governing lending activities, management of the loan portfolio, the maintenance of an adequate allowance for loan and lease losses, asset-liability management, the investment portfolio, the retail sale of non-deposit investment products, new products and services and such additional activities or functions as the Board may determine from time to time
(c) assure that a comprehensive independent loan review program is in place for the early detection of problem loans and review significant reports of the loan review department, management's responses to those reports and the risk attributed to unresolved issues; (d) subject to control of the Board, exercise general supervision over trust activities, the investment of trust funds, the disposition of trust investments and the acceptance of new trusts and the terms of such acceptance, and (e) perform such additional duties and exercise such additional powers of the Board may determine from time to time.

Section 3. Audit Committee. The Board shall appoint from its memebers and Audit Committee which shall consist of such number as the Board shall determine no one of whom shall be an active officer or employee of the Association or Fleet Financial Group, Inc. or any of its affiliates. In addition, members of the Audit Committee must not (i) have served as an officer or employee of the Association or any of its affiliates at any time during the year prior to their appointment; or (ii) own, control, or have owned or controlled at any time during the year prior to appointment, ten percent (10%) or more of any outstanding class of voting securities of the Association. At least two (2) members of the Audit Committee must have significant executive, professional, educational or regulatory experience in financial, auditing, accounting, or banking matters. No member of the Audit Commitee may have significant direct or indirect credit or other relationships with the Association, the termination of which would materially adversely affect the Association's financial condition or results of operations.

The Board shall designate a member of the Audit Committee to serve as Chairman thereof. It shall be the duty of the Audit Committee to (a) cause a continuous audit and examination to be made on its behalf into the affairs of the Association and to review the results of such examination; (b) review significant reports of the internal auditing department, management's responses to those reports and the risk attributed to unresolved issues; (c) review the basis for the reports issued under Section 112 of The Federal Deposit Insurance Corporation Improvement Act of 1991; (d) consider, in consultation with the independent auditor and an internal auditing executive, the adequacy of the Association's internal controls,including the resolution of identified material weakness and reportable conditions; (e) review regulatory communications received from any federal or state agency with supervisory jurisdiction or other examining authority and monitor any needed corrective action by management; (f) ensure that a formal system of internal controls is in place for maintaining compliance with laws and regulations; (g) cause an audit of the Trust Department at least once during each calendar year and within 15 months of the last such audit or, in liew thereof, adopt a continuous audit system and report to the Board each calendar year and within 15 months of the previous report on the performance of such audit function; and (h) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

The Audit Committee may consult with internal counsel and retain its own outside counsel without approval (prior or otherwise) from the Board or management and obligate the Association to pay the fees of such counsel.

Section 4. Community Affairs Committee. The Board shall appoint from its members a Community Affairs Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Community Affairs Committee to serve as Chairman thereof. It shall be the duty of the Commmunity Affairs Committee to (a) oversee compliance by the Association with the Community Reinvestment Act of 1977, as amended, and the regulations promulgated thereunder; and (b) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

Section 5. Regular Meetings. Except for the Executive Committee which shall meet on an ad hoc basis as set forth in Section 1 of this Article, regular meetings of the Committees of the Board of Directors shall be held, without notice, at such time and place as the Committee or the Board of Directors may appoint and as often as the business of the Association may require.

Section 6. Special Meetings. A Special Meeting of any of the Committees of the Board of Directors may be called upon the written request of the Chairman of the Board or the President, or of any two members of the respective Committee, stating the purpose of the meeting. Not less than twenty-four hours' notice of such special meeting shall be given to each member of the Committee personally, by telephoning, or by mail.

Section 7. Emergency Meetings. An Emergency Meeting of any of the Committees of the Board of Directors may be called at the request of the Chairman of the Board or the President, who shall state that an emergency exists, upon not less than one hour's notice to each member of the Committee personally or by telephoning.

Section 8. Action Taken Without a Committee Meeting. Any Committee of the Board of Directors may take action without a meeting and without notice of such meeting by resolution assented to in writing by all members of such Committee.

Section 9. Quorum. A majority of a Committee fo the Board of Directors shall constitute a quorum for the transaction of any business at any meeting of such Committee. If a quorum is not available, the Chairman of the Board or the President shall have power to make temporary appointments to a Committee of-members of the Board of Directors, to act in the place instead of members who temporarily cannot attend any such meeting; provided, however, that any temporary appointment to the Audit Committee must meet the requirements for members of that Committee set forth in Section 3 of this Article.

Section 10. Record. The committes of the Board of Directors hall keeep a record of their respective meetings and proceedings which shall be presented at the regular meeting of the Board of Directors held in the calendar month next following the meetings of the Committees. If there is no regular Board of Directors meeting held in the calendar month next following the meeting of a Committee, then such Committee's records shall be presented at the next regular Board of Directors meeting held in a month subsequent to such Committee meeting.

Section 11. Changes and Vacancies. The Board of Directors shall have power to change the members of any Committee at any time and to fill vacancies on any Committee; provided, however, that any newly appointed member of the Audit Committee must meet the requirements for members of that Committee set forth in
Section 3 of this Article.

Section 12. Other Committees. The Board of Directors may appoint, from time to time, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                          WAIVER OF NOTICE  OF MEETINGS

Section 1. Waiver. Whenever notice is required to be given to any shareholder Director, or member of a Committee of the Board of Directors, such notice may be waived in writing either before or after such meeting by any shareholder, Director or Committee member respectively, as the case may be, who may be entitled to such notice; and such notice will be deemed to be waived by attendance at any such meeting.

                                 ARTICLE V

                             OFFICERS AND AGENTS

Section 1. Officers. The Board shall appoint a Chairman of the Board and a President, and shall have the power to appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Cashier, a Secretary, and Auditor, a Controller, one or more Trust Officers and such other officers as are deemed necessary or desirable for the proper transaction of business of the Association. The Chairman of the Board and the President shall be appointed from members of the Board of Directors. Any two or more offices, except those of President and Cashier, or Secretary, may be held by the same person. The Board may, from time to time, by resolution passed by a majority of the entire Board, designate one or more officers of the Association or of an affiliate or of Fleet Financial Group, Inc. with power to appoint one or more Vice Presidents and such other officers of the Association below the level of Vice President as the officer or officers designated in such resolution deem necessary or desirable for the proper transaction of the business of the Association.

Section 2. Chairman of the Board. The chairman of the Board shall preside at all meetings of the Board of Directors. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 3. President. The president shall preside at all meetings of the Board of Directors if there be no Chairman or if the Chairman be absent. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 4. Cashier and Secretary. The Cashier shall be the Secretary of the Board and of the Executive Committee, and shall keep accurate minutes of their meetings and of all meetings of the shareholders. He shall attend to the giving of all notices required by these By-laws. He shall be custodian of the corporate seal, records, documents and papers of the Association. He shall have such powers and perform such duties as pertain by law or regulation to the office of Cashier, or as are imposed by these By-laws, or as may be delegated to him from time to time by the Board of Directors, the Chairman of the Board or the President.

Section 5. Auditor. The Auditor shall be the chief auditing officer of the Association. He shall continuously examine the affairs of the Association and from time to time shall report to the Board of Directors. He shall have such powers and perform such duties as are conferred upon, or assigned to him by these By-laws, or as may be delegated to him from time to time by the Board of Directors.

Section 6. Officers Seriatim. The Board of Directors shall designate from time to time not less than two officers who shall in the absence or disability of the Chairman or President or both, succeed seriatim to the duties and responsibilities of the Chairman and President respectively.

Section 7. Clerks and Agents. The Board of Directors may appoint, from time to time, such clerks, agents and employees as it may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix the salaries to be paid them and dismiss them. Subject to the authority of the Board of Directors, the Chairman of the Board or the President, or any other officer of the Association authorized by either of them may appoint and dismiss all or any clerks, agents and employees and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

Section 8. Tenure. The Chairman of the Board of Directors and the President shall, except in the case of death, resignation, retirement or disqualification under these By-laws, or unless removed by the affirmative vote of at least two-thirds of all of the members of the Board of Directors, hold office for the term of one year or until their respective successors are appointed. Either of such officers appointed to fill a vacancy occurring in an unexpired term shall serve for such unexpired term of such vacancy. All other officers, clerks, agents, attorneys-in-fact and employees of the Association shall hold office during the pleasure of the Board of Directors or of the officer or committee appointing them respectively.

                                   ARTICLE VI

                                TRUST DEPARTMENT

Section 1. General Powers and Duties. All fiduciary powers of the Association shall be exercised through the Trust Department, subject to such regulations as the Comptroller of the Currency shall from time to time establish. The Trust Department shall be to placed under the management and immediate supervision of an officer or officers appointed by the Board of Directors. The duties of all officers of the Trust Department shall be to cause the policies and instructions of the Board and the Risk Management Committee with respect to the trusts under their supervision to be carried out, and to supervise the due performance of the trusts and agencies entrusted to the Association and under their supervision, in accordance with law and in accordance with the terms of such trusts and agencies.

                                  ARTICLE VII

                                 BRANCH OFFICES

Section 1. Establishment. The Board of Directors shall have full power to establish, to discontinue, or, from time to time, to change the location of any branch office, subject to such limitations as may be provided by law.

Section 2. Supervision and Control. Subject to the general supervision and control of the Board of Directors, the affairs of branch offices shall be under the immediate supervision and control of the President or of such other officer or officers, employee or employees, or other individuals as the Board of Directors may from time to time determine, with such powers and duties as the Board of Directors may confer upon or assign to him or them.

                                 ARTICLE VIII

                               SIGNATURE POWERS

Section 1. Authorization. The power of officers, empolyees, agents and attorneys to sign on behalf of and to affix the seal of the Association shall be prescribed by the Board of Directors or by the Executive Committee or by both; provided that the President is authorized to restrict such power of any officer, employee, agent or attorney to the business of a specific department or departments, or to a specific branch office or branch offices. Facsimile signatures may be authorized.

                                  ARTICLE IX

                       STOCK CERTIFICATES AND TRANSFERS

Section 1. Stock Records. The Trust Department shall have custody of the stock certificate books and stock ledgers of the Association, and shall make all transfers of stock, issue certificates thereof and disburse dividends declared thereon.

Section 2. Form of Certificate. Every shareholder shall be entitled to a certificate conforming to the requirements of law and otherwise in such form as the Board of Directors may approve. The certificates shall state on the face thereof that the stock is transferable only on the books of the Association and shall be signed by such officers as may be prescribed from time to tiem by the Board of Directors or Executive Committee. Facsimile signatures may be authorized.

Section 3. Transfers of Stock. Transfers of stock shall be made only on the books of the Association by the holder in person, or by attorney duly authorized in writing, upon surrender of the certificate therefor properly endorsed, or upon the surrender of such certificate accompanied by a properly executed written assignment of the same, or a written power of attorney to sell, assign or transfer the same or the shares represented thereby.

Section 4. Lost Certificate. The Board of Directors or Executive Committee may order a new certificate to be issued in place of a certificate lost or destroyed, upon proof of such loss or destruction and upon tender to the Association by the shareholder, of a bond in such amount and with or without surety, as may be ordered, indemnifying the Association against all liability, loss, cost and damage by reason of such loss or destruction and the issuance of a new certificate.

Section 5. Closing Transfer Books. The Board of Directors may close the transfer books for a period not exceeding thirty days preceding any regular or special meeting of the shareholders, or the day designated for the payment of a dividend or the allotment of rights. In lieu of closing the transfer books the Board of Directors may fix a day and hour not more than thirty days prior to the day of holding any meeting of the shareholders, or the day designated for the payment of a dividend, or the day designated for the allotment of rights, or the day when any change of conversion or exchange of capital stock is to go into effect, as the day as of which shareholders entitled to notice of and to vote at such meetings or entitled to such dividend or to such allotment of rights or to exercise the rights in respect of any such change, conversion or exchange of capital stock, shall be determined, and only such shareholders as shall be shareholders of record on the day and hour so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be.

                                   ARTICLE X

                              THE CORPORATE SEAL

Section 1. Seal. The following is an impression of the seal of the Association adopted by the Board of Directors.

                                  ARTICLE  XI

                                BUSINESS HOURS

Section 1. Business Hours. The main office of this Association and each branch office thereof shall be open for business each day, except Saturdays, Sundays and days recognized by the laws of the State of Rhode Island as legal holidays, for such hours as the President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office to conform to local custom and convenience, provided that any one or more of the main and branch offices or certain departments thereof may be open for such hours as the President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office or department on any legal holiday on which work is not prohibited by law, and provided further that any one or more of the main and branch offices or certain departments thereof may be ordered closed or open on any day for such hours as to each office or department as the President, or such other officer as the Board of Directors shall from time to time designate, subject to applicable laws and regulations, may determine when such action may be required by reason of disaster or other emergency condition.

                                  ARTICLE IX

                              CHANGES IN BY-LAWS

Section 1. Amendments. These By-laws may be amended upon vote of a majority of the entire Board of Directors at any meeting of the Board, provided ten (10) day's notice of the proposed amendment has been given to each member of the Board of Directors. No amendment may be made unless the By-law, as amended, is consistent with the requirements of law and of the Articles of Association. These By-laws may also be amended by the Association's shareholders.


A true copy

Attest:



                                        Secretary/Assistant Secretary
---------------------------------------



Dated at                                         , as of                       .
         ---------------------------------------         ----------------------

Revision of January 11, 1993

                                   EXHIBIT 5

                            CONSENT OF THE TRUSTEE
                          REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939

     The undersigned, as Trustee under the Indenture to be entered into between BE Aerospace, Inc. and Fleet National Bank of Connecticut, as Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                FLEET NATIONAL BANK OF CONNECTICUT,
                                       as Trustee


                                       By   /s/ SUSAN KELLER
                                            -------------------------------
                                       Its: Assistant Vice President



Dated:  January 30, 1996

                                  EXHIBIT 6

                                                                     Board of Governors of the Federal Reserve System
                                                                     OMB Number: 7100-0036

                                                                     Federal Deposit Insurance Corporation
                                                                     OMB Number: 3064-0052

                                                                     Office of the Comptroller of the Currency
                                                                     OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                   Expires March 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Please refer to page i,                     / 1 /
[LOGO]                                                               Table of Contents, for
                                                                     the required disclosure
                                                                     of estimated burden.
-----------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                      (941231)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1995   -----------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidation subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Susan E. Lester, E.V.P. and C.F.O.
   -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ SUSAN E. LESTER
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

October 30, 1995
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ GUNNAR S. OVERSTROM
--------------------------------------------------------------------------------
Director (Trustee)

/s/ JOEL B. ALVORD
--------------------------------------------------------------------------------
Director (Trustee)

/s/ DAVID L. EYLES
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Feserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Crofton, MD 21114.

-----------------------------------------------------------------------------------------------------------------------------
                                                          ___
FDIC Certificate Number |    |   |   |   |   |            |
                        ______________________                  CALL NO. 193               31                    9-30-95
                              (RCRI 9060)
                                                                CERT: 02499             10582               STBK 09-0590

                                                                SHAWMUT BANK CONNECTICUT, NATIONAL A
                                                                777 MAIN STREET
                                                                HARTFORD, CT  06115
                                                          |                                                                  |
                                                          ___                                                             ___

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i
                                                                          /2/
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
________________________________________________________________________________

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI--Income Statement...........................................RI-1,2,3
Schedule RI-A--Changes in Equity Capital....................................RI-3
Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses..................................................................RI-4,5
Schedule RI-C--Applicable Income Taxes by
  Taxing Authority..........................................................RI-5
Schedule RI-D--Income from
  International Operations..................................................RI-6
Schedule RI-E--Explanations...............................................RI-7,8

REPORT OF CONDITION

Schedule RC--Balance Sheet................................................RC-1,2
Schedule RC-A--Cash and Balances Due
  From Depository Institutions..............................................RC-3
Schedule RC-B--Securities.................................................RC-4,5
Schedule RC-C--Loans and Lease Fianancing
  Receivables:
    Part I. Loans and Leases..............................................RC-6,7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only).....................................................RC-7a,7b
Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)..................................RC-8
Schedule RC-E--Deposit Liabilities.......................................RC-9,10
Schedule RC-F--Only Assets.................................................RC-11
Schedule RC-G--Other Liabilities...........................................RC-11
Schedule RC-H--Selected Balance Sheet Items for
  Domestic Offices.........................................................RC-12
Schedule RC-I--Selected Assets and Liabilities
  of IBF's.................................................................RC-13
Schedule RC-K--Quarterly Averages..........................................RC-13
Schedule RC-L--Off-Balance Sheet Items..................................RC-14,15
Schedule RC-M--Memoranda................................................RC-16,17
Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets..............................................RC-18,19
Schedule RC-O--Other Data for Deposit
  Insurance Assessments.................................................RC-20,21
Schedule RC-R--Risk-Based Captial.......................................RC-22,23
Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Conditions and Income....................................................RC-24
Special Report (TO BE COMPLETED BY ALL BANKS)
Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs. Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800)688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                      Page RI-1

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: 0/2/4/9/9/
                      __________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
Address:              777 MAIN STREET
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Consolidated Report of Income
for the period January 1, 1995-September 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.
                                                                                      file
Schedule RI--Income Statement                                                                               ________
                                                                                                           |  1480  |
                                                                                                           |________|
_______________________________________________________________________________________________ ___________|________|
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011       291,414 | 1.a.(1)(a),
          (b) Loans to depository institutions ............................................... | 4019           657   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024           247 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       343,784 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026            64 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054           813 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        38,615 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056             0 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503           156 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504         1,936 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        45,458 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059             0 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505           800 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105             6 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106         4,007 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027       156,545 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506             0 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507             2 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657        47,815 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658           174 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         4,660 | 1.d.(5)
   e. Interest income from assets held in trading accounts ................................... | 4069             0 | 1.e.
                                                                                               ______________________

____________
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-2
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI--Continued
                                                                                   ________________
                                                 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020         9,035 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       946,188 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         7,493 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        17,660 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        37,077 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        78,314 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        84,515 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172        32,514 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180       167,160 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       and liabilities, and other money borrowed ........................... | 4185        95,191 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072           628 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        13,856 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       534,408 |  2.f.
                                                                                                   ___________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      411,780 |  3.
                                                                                                   ___________________________
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ___________________________
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |        8,383 |  4.a.

    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.

                                                                                                   ___________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        62,483 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        50,007 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075         1,008 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Other gains (losses) and fees from trading assets and liabilities ... | 4077         1,275 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        45,845 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        47,882 |  5.f.(2)
                                                                                                   ___________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      208,500 |  5.g.

 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |          (6) |  6.a.

    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |        1,702 |  6.b.

                                                                                                   ___________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       210,999 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        66,001 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       164,696 |  7.c.
                                                                                                   ___________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      441,696 |  7.d.

                                                                                                   ___________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      171,897 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       64,056 |  9.
                                                                                                   ___________________________
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
                                                                                                   ___________________________
    (item 8 minus 9) ....................................................... | ////////////////// | RIAD 4300 |      107,841 | 10.
                                                                             _________________________________________________

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-3
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI--Continued
                                                                                 ________________
                                                                                 | Year-to-date |
                                                                           ______ ______________
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________ ______________
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
                                                                                                 ___________________________
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      107,841 | 12.
                                                                           _________________________________________________

                                                                                                                  __________
                                                                                                            ______|__I481__|
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ______ ______________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513             0 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431             0 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244         1,335 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         5,215 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition ........................ | 9106      00/00/00 |
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// | M.7.
    (included in schedule RI, items 5.c and 5.e):                                                     | ////  Bil Mil Thou |
    a. Interest rate esposures ...................................................................... | 8757         1,295 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758           988 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income.....................................................| 8761             0 | M.9.a.
    b. Net (increase) decrease to interest expense ...................................................| 8762       (20,513)| M.9.b.
    c. Other (noninterest) allocations ...............................................................| 8763          (26) | M.9.c.

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-4
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                               _________
                                                                                                            |  I483 |
                                                                                                      _____________________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________|____________________|
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,236,358 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,236,358 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       107,841 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346       125,000 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470         8,409 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460             0 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule) .............................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433        20,206 | 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415        30,000 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     1,510,996 | 14.
                                                                                                      ______________________

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through
the allocated transfer risk reserve.
                                                                                                               __________
                                                                                                               |  I486  |  -
                                                                              _________________________________ ________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651        57,453 | 4661        12,994 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655            19 | 4665             0 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         7,309 | 4617         4,150 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656           888 | 4666           307 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         2,702 | 4667         1,654 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             0 | 6.
7. All other loans .......................................................... | 4644         1,001 | 4628           174 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        69,372 | 4605        19,279 | 9.
                                                                              ___________________________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-5
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-B--Continued

Part I. Continued

Memoranda

                                                                              _________________________________ ________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409         2,311 | 5410           265 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item1, above):                                      | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582         5,968 | 3583         1,278 | M.5.a.
   b. Secured by farmLand ................................................... | 3584           104 | 3585             2 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411           810 | 5412            52 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413        14,096 | 5414         3,648 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588         5,040 | 3589         1,499 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590        31,435 | 3591         6,515 | M.5.e.
                                                                              |_________________________________________|

   Part II. Changes in Allowance for Loan and Lease Losses
                                                                                                    _____________________

                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income ......... | 3124       283,800 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605        19,279 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635        69,372 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)......................... | 4230         8,383 | 4.
5. Adjustments* (see instructions for this schedule) ................................ ............ | 4815        42,284 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b) ..................................................................................... | 3123       284,374 | 6.
                                                                                                   |____________________|
____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.
                                                                                                               |  I489  |  -
                                                                                                    ____________ ________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local................................................................................ | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ____________________________
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       __________________________________________________


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-6
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             __________
                                                                                                             |  I492  |  -
                                                                                                       ______ ________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) ..................................................................... | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ______________________
Memoranda                                                                                        ______________________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ______________________

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts
                                                                                                       ________________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                 ______________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-7
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                                                              __________
                                                                                                              |  I495  |  -
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415             0 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       _____________
    d. | TEXT 4461 |______________________________________________________________________________| 4461        30,666 | 1.d.
        ___________  REIMBURSEMENT FROM AFFILIATES
    e. | TEXT 4462 |______________________________________________________________________________| 4462               | 1.e.
        ___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        16,607 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
       _____________
    e. | TEXT 4464 |______________________________________________________________________________| 4464        18,426 | 2.e.
        ___________  SFAS NO.88 BENEFIT ADJUSTMENT
    f. | TEXT 4467 |______________________________________________________________________________| 4467               | 2.f.
        ___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           _____________                                              ____________________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           _____________                                              ____________________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ____________________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
        ___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
        ___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       _____________
    a. | TEXT 4496 |______________________________________________________________________________| 4496               | 6.a.
        ___________
    b. | TEXT 4497 |______________________________________________________________________________| 4497               | 6.b.
       _____________
                                                                                                  ______________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RI-8
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-E--Continued
                                                                                                        ________________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       _____________  CAPITAL CONTRIBUTION FROM THE PARENT COMPANY
    a. | TEXT 4498 |______________________________________________________________________________| 4498        30,000 | 7.a.
        ___________
    b. | TEXT 4499 |______________________________________________________________________________| 4499               | 7.b.
       _____________
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________
    a. | TEXT 4521 | ADJUSTMENT DUE TO BARCLAY'S ACQUISITION
                   |______________________________________________________________________________| 4521        41,743 | 8.a.
       _____________ SCC TRANSFER
    b. | TEXT 4522 |______________________________________________________________________________| 4522            541| 8.b.
       _____________
                                                                                                   ____________________
 9. Other explanations (the space below is provided for the bank to briefly describe,             |   I498   |   I499  |  -
                                                                                                  ______________________
    at its option, any other significant items affecting the Report of Income):
               ___
    No comment |X| (RIAD 4769)
               ___
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-1
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1995

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                                             __________
                                                                                                             |  C400  |  -
                                                                                                 ____________ ________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081       925,601 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         1,596 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     3,628,177 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773       529,529 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276       179,000 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277             0 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    11,651,755 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       284,374 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ____________________________
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    11,367,381 |  4.d.
 5. Trading assets (from schedule RC-D )........................................................ | 3545         7,363 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       171,659 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150         3,959 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        15,641 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       303,191 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       571,150 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    17,704,247 | 12.
                                                                                                 ______________________

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-2
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC--Continued
                                                                                               ___________________________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200     9,816,673 | 13.a.
                                                                   ____________________________
       (1) Noninterest-bearing(1) ................................ | RCON 6631       2,351,478 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       7,465,195 | /////////////////////// | 13.a.(2)
                                                                   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       618,979 | 13.b.
                                                                   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         618,979 | /////////////////////// | 13.b.(2)
                                                                   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278     1,880,300 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279     1,126,606 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840       506,986 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548             0 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332     1,667,738 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333       128,297 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910         9,280 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        15,641 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       249,688 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       173,063 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    16,193,251 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838       125,000 | 23.
24. Common stock ............................................................................. | RCFD 3230        19,487 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839       955,984 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       419,312 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        (8,787)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,510,996 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    17,704,247 | 29.
                                                                                               ___________________________

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            __________________
    auditors as of any date during 1994 ............................................................... | RCFD 6724  N/A | M.1.
                                                                                                        __________________


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-3
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-A--Cash and Balances Due From Depository Institutions
Exclude assets held for trading.
                                                                                                              __________
                                                                                                              |  C405  |  -
                                                                             _________________________________ ________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022       557,162 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020       405,759 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       151,403 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082       358,968 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085       358,968 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070         5,015 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073             0 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074         5,015 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090         6,052 | 0090         6,052 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010       927,197 | 0010       927,197 | 5.
                                                                             ___________________________________________
                                                                                                  ______________________
Memorandum                                                            Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050       357,372 | M.1.
                                                                                                  ______________________



Schedule RC-B--Securities
Exclude assets held in trading accounts.

                                                                                                                   _______
                                                                                                                  | C410  |

                                       ___________________________________________________________________________ ________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211     1,068,230 | 0213     1,046,724 | 1286       246,790 | 1287       239,788 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
                                      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-5
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-B--Continued

                                    _____________________________________________________________________________________
                                    |             Held-to-maturity            |            Available-for-sale           |
                                     _________________________________________ _________________________________________
                                    |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                    |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                     ____________________ ____________________ ____________________ ____________________
        Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
____________________________________ ____________________ ____________________ ____________________ ____________________
3. Securities issued by states      | ////////////////// |/ //////////////// | ////////////////// | /////////////////  |
   and political subdivisions       | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   in the U.S.:                     | ////////////////// |////////////////// | ////////////////// | ////////// //////  |
   a. General obligations ......... | 1676             0 |1677             0 | 1678            47 | 1679           49  | 3.a.
   b. Revenue obligations ......... | 1681             0 |1681             0 | 1690             0 | 1691            0  | 3.b.
   c. Industrial development ...... | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   and similiar obligations ........| 1694             0 |1695             0 | 1696             0 | 1697            0  | 3.c.
4. Mortgage-backed:                 | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   securities (MBS):                | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Pass-through securities:      | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   (1) Guaranteed by                | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       GNMA ....................... | 1698             0 |1699             0 | 1701           922 | 1702          922  | 4.a.(1)
   (2) Issued by FNMA               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       and FHLMC  ................. | 1703     1,524,768 |1705     1,514,443 | 1706             0 | 1707            0  | 4.a.(2)
   (3) Other pass-through           | ////////////////// |////////////////// | ///////////////////| /////////////////  |
       secruities ................. | 1709        10,983 |1710         9,790 | 1711             0 | 1713            0  | 4.a.(3)
  b.  Other mortgage-backed         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       securities (include CMO's,   | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       REMICs, and stripped         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       MBS):                        | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       (1) Issued or guaranteed     | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           by FNMA, FHLMC,          | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           or GNMA ...............  | 1714        84,239 |1715        85,089 | 1716             0 | 1717            0  | 4.b.(1)
       (2) Collateralized           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           by MBS issued or         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           guaranteed by FNMA       | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           FHLMC, or GNMA ........  | 1718             0 |1719             0 | 1731             0 | 1732            0  | 4.b.(2)
       (3) All other mortgage-      | ////////////////// |////////////////// | ////////////////// |  ////////////////  |
           backed securities .....  | 1733       192,358 |1734       190,926 | 1735       141,533 | 1736      135,287  | 4.b.(3)
5. Other debt securities:           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Other domestic debt           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities                    | 1737       744,699 |1738       744,600 | 1739        30,968 | 1741       30,694  | 5.a.
   b. Foreign debt                  | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities .................  | 1742         2,900 |1743         2,900 | 1744             0 | 1746            0  | 5.b.
6. Equity securities:               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Investments in mutual         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      funds ......................  | ////////////////// |////////////////// | 1747         6,159 | 1748        6,159  | 6.a.
   b. Other equity securities       | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      with readily determin-        | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      able fair values ...........  | ////////////////// |////////////////// | 1749             0 | 1751            0  | 6.b.
   c. All other equity              | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities (1) .............  | ////////////////// |////////////////// | 1752       116,630 | 1753      116,630  | 6.c.
7. Total (sum of items 1            | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   through 6) (total of             | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   column A must equal              | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   Schedule RC, item 2.a)           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   (total of column D must          | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   equal Schedule RC,               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   item 2.b) .....................  | 1754     3,628,177 | 1771    3,594,472 | 1772        543,049| 1773       529,529 | 7.
                                    |__________________________________________________________________________________|

____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-5
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-B--Continued


                                                                                                              ___________
Memoranda                                                                                                     |   C412  |  -
                                                                                                   ___________ _________
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Pledged securities(2) ......................................................................... | 0416     2,599,338 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343       320,780 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344         7,828 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     2,690,117 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346       872,415 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     3,891,140 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544             0 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545       143,777 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553       143,777 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     4,034,917 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2)(5) (to be        | ////////////////// |
   completed by all banks ........................................................................ | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale. | ////////////////// |
   or transfer ................................................................................... | 1778             0 | m.7.
8. High-Risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8780             0 | M.8.a.
   b. Fair Value ................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
      Schedule RC-B, items.2, 3, and 5):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8782             0 | M.9.a.
   b. Fair Value ................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------

____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(5) For commercial banks, the debt securities included in Memorandum item 6 will also have been reported in Memorandum item 2.b. above. For savings bank, the debt securities included in Memorandum item 6 will also have been reported in supplemental Schedule. RC-J, part I, item 4. Savings banks should note that available-for-sale cash debt securities are reported at fair value in Memorandum item 6 and at amortized cost in Schedule RC-J.

City, State   Zip:    HARTFORD, CT  06115

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                            __________
reported in this schedule.  Report total loans and leases, net of unearned   _________________________________|  C415  |  -
income.  Exclude assets held in trading accounts.                            |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ........................................... | 1410     4,464,087 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415        55,042 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420           700 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797       381,245 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367     2,859,141 |  1.c.(2)(a)

           (b) Secured by junior liens ..................................... | ////////////////// | 5368       222,671 |  1.c.(2)(b)

    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460        72,353 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480     1,054,935 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505         5,312 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507         5,312 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517             0 | 1517             0 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510             0 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516             0 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590         3,350 | 1590         3,350 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     5,427,030 | 1763     5,427,030 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764             0 | 1764             0 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756           185 | 1756           185 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975       570,765 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008        29,685 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011       541,080 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081             0 | 2081             0 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        36,151 | 2107        36,151 |  8.
 9. Other loans ............................................................ | 1563       972,370 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545       167,246 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564       805,124 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165         8,121 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182         8,121 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183             0 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123        17,616 | 2123        17,616 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through   | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a) . | 2122    11,651,755 | 2122    11,651,755 | 12.
                                                                             ___________________________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-7
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-C--Continued

Part I. Continued
                                                                             ___________________________________________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due   | ////////////////// | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                      | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
       (1) To U.S. addressees (domicile) ................................... | 1687         8,068 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans    | ////////////////// |
       to individuals for household, family, and other personal expenditures)| 8691             0 | M.2.b.
    c. Commercial and industrial to and lease financing receivables          | ////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b     | ////////////////// |
       above ............................................................... | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348       370,521 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349        80,837 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356       888,259 | M.3.a.(3)
       (4) Over five years ................................................. | 0357     2,022,044 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358     3,361,661 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     4,356,213 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555       800,256 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561     2,953,341 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564        97,386 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567     8,207,196 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479    11,568,857 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (not secured by real estate) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746        59,764 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I,       | ////////////////// |
    above .................................................................. | 5369       153,624 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// |_____________________
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | RCON  Bil Mil Thou |
                                                                             | ////////////////// |____________________
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370     1,123,813 | M.6.
                                                                             ___________________________________________

_____________________________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplememtal Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

                                                                                                                  __________
                                                                                                                  |  C420  |
__________________________________________________________________________________________________ _______________|________|
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531             0 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532             0 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533             0 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices ........................................ | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA .........| RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543         7,363 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545         7,363 | 12.
                                                                                                  ___________________________
                                                                                                  ___________________________
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        _________________________
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547             0 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548             0 | 15.
                                                                                                  ___________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-9
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                __________
                                                                                                                |  C425  |  -
                                                          ______________________________________________________ ________
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           _________________________________________ ____________________
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           ____________________ ____________________ ____________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     2,032,219 | 2240     1,904,781 | 2346     7,085,571 | 1.
2. U.S. Government ...................................... | 2202        31,790 | 2280        31,543 | 2520           119 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       159,149 | 2290       122,023 | 2530       214,194 | 3.
4. Commercial banks in the U.S. ......................... | 2206       158,625 | 2310       158,625 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348           500 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        82,505 | 2312        82,505 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213         1,461 | 2320         1,461 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216           510 | 2300           510 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        50,030 | 2330        50,030 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     2,516,289 | 2210     2,351,478 | 2385     7,300,384 | 9.
                                                          ________________________________________________________________

                                                                                                    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       900,260 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365     1,195,743 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343            43 | M.1.c.(1)

      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ........................ | 2344     1,195,700 | M.1.c.(2)

   d. Total deposits denominated in foreign currencies ............................................ | 3776             0 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       293,530 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     1,428,182 | M.2.a.(1)

      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     1,906,200 | M.2.a.(2)

   b. Total time deposits of less than $100,000 ................................................... | 6648     2,380,858 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645     1,585,144 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646             0 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398       164,810 | M.3.
                                                                                                    ______________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                    Page RC-10
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
_________________________________________________________________________________________________________________________________
| Deposit Totals for FDIC Insurance Assessments(1)                                                 ______________________       |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 __________________________________________________________________________________________________ ____________________
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200     9,816,673 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     2,351,478 | M.4.a.|
|    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350     7,465,195 | M.4.b.|
                                                                                                   ______________________

| ____________                                                                                                                  |
| (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended    |
|     after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.               |
_________________________________________________________________________________________________________________________________

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       361,569 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644       909,350 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       238,748 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       475,392 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763       867,333 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765         3,671 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
          Memorandum items 6.a.(1) through 6.a.(4)) .............................................. | 2767     1,585,144 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568             0 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573             0 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645     1,585,144 | M.6.c.
                                                                                                   ______________________

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-11

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       600,979 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623        18,000 | 2.
3. Foreign banks (including U.S. branches and                                                      | ////////////////// |
   agencies of foreign banks, including their IBFs) .............................................. | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       618,979 | 7.
                                                                                                   ______________________

Schedule RC-F--Other Assets
                                                                                                                   __________
                                                                                                                   |  C430  |  -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        56,227 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        66,202 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371        18,656 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       430,065 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3549 |____________________________________________________| RCFD 3549 |              | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3550 |____________________________________________________| RCFD 3550 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3551 |____________________________________________________| RCFD 3551 |              | /////////////////////// | 4.c.
      _____________
                                                                       ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       571,150 | 5.
                                                                                                  ___________________________
Memorandum                                                                                        ___________________________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ___________________________

Schedule RC-G--Other Liabilities
                                                                                                                   __________
                                                                                                                   |  C435  |  -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        33,639 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       113,639 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938        25,785 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 |____________________________________________________| RCFD 3552 |              | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3553 |____________________________________________________| RCFD 3553 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3554 |____________________________________________________| RCFD 3554 |              | /////////////////////// | 4.c.
      _____________
                                                                       ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       173,063 | 5.
                                                                                                  ___________________________

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-12

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                 __________
                                                                                                                 |  C440  |  -
                                                                                                     ____________ ________
                                                                                                     |  Domestic Offices  |
                                                                                                      ____________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        15,641 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        15,641 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350       179,000 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     3,006,906 |  4.
5. Other borrowed money ............................................................................ | 3190     1,796,035 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941       618,979 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) . | 2192    17,701,293 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)| 3129    15,571,317 |  9.
                                                                                                     ______________________

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ______________________
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      ____________________
10. U.S. Treasury securities ....................................................................... | 1779     1,308,018 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786            49 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     1,525,690 | 13.a.(1)

       (2) Privately-issued ........................................................................ | 1869        10,983 | 13.a.(2)

    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877        84,239 | 13.b.(1)

       (2) Other pass-through securities ........................................................... | 2253       327,645 | 13.b.(2)

14. Other domestic debt securities ................................................................. | 3159       775,393 | 14.
15. Foreign debt securities ........................................................................ | 3160         2,900 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161         6,159 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169       116,630 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     4,157,706 | 17.
                                                                                                     ______________________

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                     ______________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ______________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-13

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.                                             __________
                                                                                                                 |  C445  |  -
                                                                                                     ____________ ________
                                                                         Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) ...................................................................................... | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ..... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ...................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) ........................................................................ | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...... | 2381           N/A | 6.
                                                                                                     ______________________

Schedule RC-K--Quarterly Averages (1)
                                                                                                                __________
                                                                                                                |  C455  |   -
                                                                                               _________________ ________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381        60,196 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     2,951,348 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383            47 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647     1,198,306 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648       116,630 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365       127,036 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    11,707,960 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     4,628,231 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386         3,334 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     5,496,542 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388       597,109 |  6.a.(5)
                                                                                               | /////////////////////// |
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360             0 |  6.b.
 7. Assets held in trading accounts .......................................................... | RCFD 3401         9,335 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484        10,162 |  8.
 9. Total assets ............................................................................. | RCFD 3368    17,839,920 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485       514,640 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     1,177,257 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     1,940,661 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345     1,631,886 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,384,802 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       546,289 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353     3,254,681 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355     1,858,495 | 14.
                                                                                               ___________________________

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-14

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts
reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.            __________
                                                                                                                |  C460  |   -
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814        446,024|  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816        33,037 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550        20,464 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     6,552,641 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,021,864 |  2.
                                                                         ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |        1,124 | ////////////////// |  2.a.
                                                                         ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821       132,186 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ___________________________
       others .......................................................... | RCFD 3822 |            0 | ////////////////// |  3.a.
                                                                         ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411        49,854 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429           550 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433             0 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650        66,541 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651        60,155 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434             0 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435             0 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765        86,753 | 11.
12. All other off-balance sheet assets (exclude off-balance sheet derivatives ) (itemize and        | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
    a. | TEXT 3555 |______________________________________________________| RCFD 3555 |             | ////////////////// | 12.a.

    b. | TEXT 3556 |______________________________________________________| RCFD 3556 |             | ////////////////// | 12.b.
        ___________
    c. | TEXT 3557 |______________________________________________________| RCFD 3557 |             | ////////////////// | 12.c.
       _____________
    d. | TEXT 3558 |______________________________________________________| RCFD 3558 |             | ////////////////// | 12.d.
       _____________

13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, "Total equity capital"            | 5591             0 | 13.

       _____________                                                      __________________________
    a. | TEXT 5592 |______________________________________________________| RCFD 5592 |             | ////////////////// | 13.a.
        ___________
    b. | TEXT 5593 |______________________________________________________| RCFD 5593 |             | ////////////////// | 13.b.
        ___________
    c. | TEXT 5594 |______________________________________________________| RCFD 5594 |             | ////////////////// | 13.c.
       _____________
    d. | TEXT 5595 |______________________________________________________| RCFD 5595 |             | ////////////////// | 13.d.
       _____________
                                                                          ________________________________________________


  Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590 FFIEC 031

  Address:              777 MAIN STREET                                                                                   Page RC-15

  City, State   Zip:    HARTFORD, CT  06115
  FDIC Certificate No.: |0|2|4|9|9|


Schedule RC-L -- Continued

                                                                                                             _____________
                                                                                                             |    C461   |  -
                                       _________________________________________ ____________________________|___________|
                                      |     (Column A)    |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Interest Rate   |   Foreign Exchange | Equity Derivative  | Commodity and other|
                                      |     Contracts     |     Contracts      |    Contracts       |     Contracts      |
                                      |___________________|____________________|____________________|____________________|
          Dollar Amounts in Thousands |Tril Bil Mil Thou  | Tril Bil Mil Thou  | Tril Bil Mil Thou  | Tril Bil Mil Thou  |
   ______________________________________________________________________________________________________________________|
   |  Off-balance Sheet Derivatives   | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   |      Position Indicators         | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   ___________________________________| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
14. Gross amounts (e.g., notional     | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    amounts) (for each column, sum of | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    items 14.a through 14.e must equal| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    sum of items 15, 16.a, and 16.b): |___________________|____________________|___________________ |____________________|
    a. Future contracts ............. |           315,000 |                  0 |                  0 |                  0 | 14.a.
                                      |     RCFD 8693     |      RCFD 8694     |       RCFD 8695    |    RCFD 8696       |
    b. Forward contracts ............ |           155,000 |        1,265,078   |                  0 |                  0 | 14.b.
                                      |     RCFD 8697     |      RCFD 8698     |       RCFD 8699    |    RCFD 8700       |
    c. Exchange-trade option contracts| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Written options .........  |                 0 |                  0 |                  0 |                  0 | 14.c.(1)
                                      |      RCFD 8701    |      RCFD 8702   0 |       RCFD 8703    |    RCFD 8704       |
       (2) Purchased options ........ |                 0 |                  0 |                  0 |                  0 | 14.c.(2)
                                      |      RCFD 8705    |      RCFD 8706     |       RCFD 8707    |    RCFD 8708       |
d. Over-the-counter option contracts: | //////////////////| /////////////////  | /////////////////  | ////////////////   |
       (1) Written options .......... |           395,500 |                  0 |                  0 |                  0 | 14.d.(1)
                                      |      RCFD 8709    |      RCFD 8710     |      RCFD 8711     |    RCFD 8712       |
       (2) Purchased options ........ |           695,500 |                  0 |                  0 |                  0 | 14.d.(2)
                                      |      RCFD 8713    |      RCFD 8714     |      RCFD 8715     |    RCFD 8716       |
e. Swaps ............................ |         4,437,728 |                  0 |                  0 |                  0 | 14.e.
                                      |      RCFD 3450    |      RCFD 3826     |      RCFD 8719     |    RCFD 8720       |
15. Total gross notional amount of    | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts held for     | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    trading ......................... |                 0 |         1,265,078  |                  0 |                  0 | 15.
                                      |      RCFD A126    |      RFD A127      |      RCFD 8723     |    RCFD 8724       |
16. Total gross notinal amount of     | ///////////////// |  ////////////////  | /////////////////  | ////////////////// |
    derivative contracts held for     | ///////////////// | /////////////////  | /////////////////  | ////////////////// |
    purposes other than trading:      | ///////////////// | /////////////////  | /////////////////  | ////////////////// |
    a. Contracts marked to market ... |                 0 |                 0  |                  0 |                  0 | 16.a.
                                      |      RCFD 8725    |     RCFD 8726      |      RCF 8727      |     RCFD 8728      |
    b. Contracts not marked to market |         5,998,728 |                 0  |                  0 |                  0 | 16.b.
                                      |      RCF 8729     |     RCFD 8730      |      RFD 8731      |     RCFD 8732      |
                                      ___________________________________________________________________________________|

  Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION               Call Date:   9/30/95  ST-BK: 09-0590 FFIEC 031
  Address:              777 MAIN STREET                                                                                  Page RC-15
  City, State   Zip:    HARTFORD, CT  06115
  FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-L -- Continued

                                       _________________________________________ _________________________________________
                                      |     (Column A)    |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Interest Rate   |   Foreign Exchange | Equity Derivative  | Commodity and other|
                                      |     Contracts     |     Contracts      |    Contracts       |     Contracts      |
                                      |___________________|____________________|____________________|____________________|
          Dollar Amounts in thousands |RCFD Bil Mil Thou  | RCFD Bil Mil Thou  | RCFD Bil Mil Thou  | RCFD Bil Mil Thou  |
   ______________________________________________________________________________________________________________________|
   |  Off-balance Sheet Derivatives   | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   |      Position Indicators         | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   ___________________________________| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
                                      | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
17. Gross fair values of              | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                       | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8733            0 | 8734       45,094  | 8735             0 | 8736             0 | 17.a.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8737            0 | 8738       37,792  | 8739             0 | 8740             0 | 17.a.(2)
    b. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked        | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                     | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8741            0 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8745            0 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not           | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:              | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
        fair value .................. | 8749       11,601 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8753       61,576 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
                                      |__________________________________________________________________________________|

                                                                                                    ______________________
Memoranda                                                              Dollar Amounts in Thousands  | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________________________________
1. -2. Not applicable                                                                               | ////////////////// |
3. Unused commitments with an original maturity exceeding one year that are reported in             | ////////////////// |
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      | ////////////////// |
   that are fee paid or otherwise legally binding) ................................................ | 3833     4,475,750 | M.3.
   a. Participations in commitments with an original maturity                                       | ////////////////// |
      exceeding one year conveyed to others ................................|RCFD 3834  |    60,263 | ////////////////// | M.3.a.
                                                                            ________________________
4. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
   Standby letters of credit and foreign office guarantees (both financial and performance) issued  | ////////////////// |
   to non-U.S. addresses (domicile) included in Schedule RC-L, items 2 and 3, above ............... | 3377       401,041 | M.4.
5. To be completed for the September report only:                                                   | ////////////////// |
   Installment loans to individuals for household, family, and other personal expenditures that     | ////////////////// |
   have been securitized and sold without recourse (with servicing retained), amounts outstanding   | ////////////////// |
   by type of loan:                                                                                 | ////////////////// |
   a. Loans to purchase private passenger automobiles ............................................. | 2741             0 | M.5.a.
   b. Credit cards and related plans .............................................................. | 2742             0 | M.5.b.
   c. All other consumer installment credit (Including mobile home loans) ......................... | 2743             0 | M.5.c.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION        Call Date:  9/30/95 ST-BK: 09-0590 FFIEC 031
Address:              777 MAIN STREET                                                                  Page RC-17
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

                                                                                                                _____________
                                                                                                                |  C465     |
                                                                                                       _________|___________|
 Schedule RC-M--Memoranda                                                                              |                    |
                                                                         Dollar Amounts in Thousands   | RCFD Bil Mil Thou  |
 ______________________________________________________________________________________________________|____________________|
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal        | ////////////////// |
    shareholders, and their related interests as of the report date:                                  | ////////////////// |
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   |
       shareholders and their related interests ..................................................... | 6164         5,672 | 1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of all  | ////////////////// |
       extensions of credit by the reporting bank (Including extensions of credit to                  | ////////////////// |
       related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number | ////////////////// |
                                                                           ___________________________| ////////////////// |
       of total capital as defined for this purpose in agency regulations. | RCFD 6165 |            3 | ////////////////// |
                                                                           ___________________________| ////////////////// | 1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500        23,006 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501        13,666 | 4.b.(1)

      (2) Serviced without recourse to servicer ..................................................... | 5502       806,064 | 4.b.(2)

   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503        52,875 | 4.c.(1)

      (2) Serviced under a special option contract .................................................. | 5504     1,289,451 | 4.c.(2)

   d. Mortgages serviced under other servicing contracts ............................................ | 5505     3,096,232 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103        15,641 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104             0 | 5.b.
 . Intangible assets:                                                                                  | ////////////////// |
  a. Mortgage servicing rights .....................................................................  | 3164        14,065 | 6.a.
  b. Other identifiable intangible assets:                                                            | ////////////////// |
     (1) Purchased credit card relationships .......................................................  | 5506             0 | 6.b.(1)

     (2) All other identifiable intangible assets ..................................................  | 5507         3,905 | 6.b.(2)

   c. Goodwill ...................................................................................... | 3163       285,221 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       303,191 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt ...................................................................................| 3295             0 | 7.
                                                                                                      ______________________

------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION        Call Date:  9/30/95 ST-BK: 09-0590 FFIEC 031
Address:              777 MAIN STREET                                                                         Page RC-19
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-M--Continued                                                                      ________________________
                                                           Dollar Amounts in Thousands        |           Bil Mil Thou|
_____________________________________________________________________________________________ |_______________________|
                                                                                                                      C>
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508           115 |  8.a.(2)(a)

           (b) Farmland in domestic offices ................................................ | RCON 5509             0 |  8.a.(2)(b)

           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510           823 |  8.a.(2)(c)

           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511             0 |  8.a.(2)(d)

           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512         3,021 |  8.a.(2)(e)

           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)

       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150         3,959 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party mutual funds):                               | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441             0 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427             0 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428             0 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429             0 | 10.d.
    e. Annuities ........................................................................... | RCON 8430             0 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in itmes 10.a through       | /////////////////////// |
    10.e. above) ........................................................................... | RCON 8784             0 | 10.f.
                                                                                              _________________________

_________________________________________________________________________________________________________________________________
|                                                                                                                               |
                                                                                                  ______________________
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
 _________________________________________________________________________________________________ ____________________
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
                                                                                                  ______________________
|                                                                                                                               |
_________________________________________________________________________________________________________________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                    Page RC-19
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets

The FFIEC regards the information reported in                                                               __________
all of Memorandum item 1, in items 1 through 10,                                                            |  C470  |  -
column A, and in Memorandum items 2 through 4,        ______________________________________________________ ________
column A, as confidential.                            |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Loans secured by real estate:                     |          C         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                    | 1246        14,520 | 1247        65,487 |  1.a.
    b. To non-U.S. addressees (domicile) ............ |          O         | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              |                    | ////////////////// | ////////////////// |
    acceptances of other banks:                       |          N         | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        |                    | ////////////////// | ////////////////// |
       institutions ................................. |          F         | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. |                    | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      |          I         | ////////////////// | ////////////////// |
    other loans to farmers .......................... |                    | 1597             0 | 1583           109 |  3.
 4. Commercial and industrial loans:                  |          D         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                    | 1252           536 | 1253        32,375 |  4.a.
    b. To non-U.S. addressees (domicile) ............ |          E         | 1255             0 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   |                    | ////////////////// | ////////////////// |
    other personal expenditures:                      |          N         | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... |                    | 5384           104 | 5385           187 |  5.a.
    b. Other (includes single payment, installment,   |          T         | ////////////////// | ////////////////// |
       and all student loans) ....................... |                    | 5387         1,064 | 5388         1,054 |  5.b.
 6. Loans to foreign governments and official         |          I         | ////////////////// | ////////////////// |
    institutions .................................... |                    | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. |          A         | 5460           264 | 5461         1,302 |  7.
 8. Lease financing receivables:                      |                    | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ |          L         | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ |                    | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   |                    | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . |                    | 3506             0 | 3507             0 |  9.
                                                      ________________________________________________________________

====================================================================================================================================


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      ________________________________________________________________
10. Loans and leases reported in items 1              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
    through 8 above which are wholly or partially     |                    | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... |    CONFIDENTIAL    | 5613           362 | 5614           238 | 10.
    a. Guaranteed portion of loans and leases         |                    | ////////////////// | ////////////////// |
       included in item 10 above .................... |                    | 5616           284 | 5617           228 | 10.a.
                                                      ________________________________________________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                    Page RC-20
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-N--Continued
                                                                                                            __________
                                                                                                            |  C473  |  -
                                                      ______________________________________________________ ________
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Restructured loans and leases included in         |                    |                                         |
    Schedule RC-N, items 1 through 8, above and not   |                    |                                         |
    reported in Schedule RC-C, part I, Memorandum     |                    |                                         |
    item 2) ......................................... |                    |                                         |
 2. Loans to finance commercial real estate,          |                    |        C O N F I D E N T I A L          | M.1.
    construction, and land development activities     |         C          |                                         |
    (not secured by real estate) included in          |         O          |                                         |
    Schedule RC-N, items 4 and 7, above ............. |         N          |                                         | M.2.
                                                                F           ____________________ ____________________
 3. Loans secured by real estate in domestic offices  |         I          | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                                D           ____________________ ____________________
    (included in Schedule RC-N, item 1, above):       |         E          | ////////////////// | ////////////////// |
    a. Construction and land development ............ |         N          | 2769             0 | 3492         2,118 | M.3.a.
    b. Secured by farmland .......................... |         T          | 3494             0 | 3495           240 | M.3.b.
    c. Secured by 1-4 family residential properties:  |         I          | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       |         A          | ////////////////// | ////////////////// |
           1-4 family residential properties and      |         L          | ////////////////// | ////////////////// |
           extended under lines of credit ........... |                    | 5399           821 | 5400         2,758 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      |                    | ////////////////// | ////////////////// |
           residential properties ................... |                    | 5402        11,984 | 5403        17,447 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             |                    | ////////////////// | ////////////////// |
       residential properties ....................... |                    | 3500             0 | 3501         1,704 | M.3.d.
    e. Secured by nonfarm nonresidential properties . |                    | 3503         1,715 | 3504        41,220 | M.3.e.
                                                      ________________________________________________________________

                                                      ___________________________________________
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       ____________________ ____________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   |                    | ////////////////// |
    commodity and equity contracts:                   |                    | ////////////////// |
    a. Book value of amounts carried as assets ...... |   CONFIDENTIAL     | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           |                    | ////////////////// |
       positive replacement cost .................... |                    | 3530             0 | M.4.b.
                                                      ___________________________________________

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-20

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

                                                                                                   ______________________
Schedule RC-O--Other Data for Deposit Insurance Assessments                                        |       C475         |
                                                                                                   |____________________|
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512       189,045 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211        35,559 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351             0 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ______________________
                                                                                                   ______________________
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314             0 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516             0 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ______________________

_______________________________________________________________________________________________________________________________
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
                                                                                                   ______________________
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518       292,130 |  8. |
                                                                                                   ______________________
|                                                                                                                             |
_______________________________________________________________________________________________________________________________
                                                                                                   ______________________
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ______________________

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-22

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-O--Continued

                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Adjustments to demand in domestic offices reported in Schedule RC-E for                        | ////////////////// |
certain reciprocal demand balances:                                                               | ////////////////// |
a.  Amount by which demand deposits would be reduced if reciprocal demand balances                | ////////////////// |
    between the reporting bank and savings associations were reported on a net basis              | ////////////////// |
    rather than a gross basis in Schedule RC-E .................................................. | 8785             0 | 11.a.
b.  Amount by which demand deposits would be increased if reciprocal demand balances              | ////////////////// |
    between the reporting bank and U.S. branches and agencies of foreign banks were               | ////////////////// |
    reported on a gross basis rather than a net basis in Schedule RC-E .......................... | A181             0 | 11.b.
c.  Amount by which demand deposits would be reduced if cash items in process of                  | ////////////////// |
    collections were included in the calculation of net reciprocal demand balances between        | ////////////////// |
    the reporting bank and the domestic offices of U.S. banks and savings associations            | ////////////////// |
    in Schedule RC-E ............................................................................ | A182         4,818 | 11.c.
                                                                                                ______________________

Memoranda (to be completed each quarter except as noted)          Dollar Amounts in Thousands   | RCON  Bil Mil Thou |
________________________________________________________________________________________________|____________________|
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a. (1) and        | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                 | ////////////////// |
    a.  Deposits accounts of $100,000 or less:                                                  | ////////////////// |
        (1) amount of deposit accounts of $100,000 or less .................................... | 2702     5,508,803 | M.1.a.(1)
        (2) Number of deposit accounts of $100,000 or less (to be                        Number | ////////////////// |
            completed for the June report only) ..........................|RCON 3779________N/A | ////////////////// | M.1.a.(2)
    b.  Deposit accounts of more than $100,000:                                                 | ////////////////// |
        (1) Amount of deposit accounts of more than $100,000 .................................. | 2710     4,307,870 | M.1.b.(1)
                                                                                         Number | ////////////////// |
        (2) Number of deposit accounts of more than $100,000 .............|RCON 2722______7,198 | ////////////////// | M.1.b.(2)
2.  Estimated amount of uninsured deposits in domestic offices of the bank:                        /////////////////
    a.  An estimate of your bank's uninsured deposits can be determined by mutiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


Indicate in the appropriate box at the right whether your bank has a method or
procedure for determining a better estimate of uninsured deposits that the                ____________YES_______NO__
estimated described above ............................................................... |RCON 6861|      |///| x | M.2.a.

                                                                                                 ____________________
    b.  If the box marked YES has been checked, report the estimate of uninsured deposits        |RCON  Bil Mil Thou|
        determined by using your bank's method or procedure .................................... | 5597         N/A | M.2.b.





_____________________________________________________________________________________________________________________________
                                                                                                                   |  C477  |  -
Person to whom questions about the Reports of Condition and Income should be directed:                             __________

ROBERT DUFF, VICE PRESIDENT                                                  (203) 986-2474
___________________________________________________________________________________    ______________________________________
Name and Title (TEXT 8901)                                                             Area code and phone number (TEXT 8902)


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-23

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memorandum item 1 and 2.  Banks with assets of less than
$1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed
                                                                                                             ____________
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                     |   C480   |  -
                                                                                                        _____|__________|
   box at the right whether the bank has total capital greater than or equal to eight percent           | YES        NO |
                                                                                            ____________ _______________
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            _____________________________
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
                                                                              |  and Intermediate  |      Limited-      |
Items 2 is to be completed by all banks.                                      |   Term Preferred   |    Life Capital    |
                                                                              |       Stock        |    Instruments     |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784             0 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       249,688 | 3791             0 | 2.f.
                                                                              ___________________________________________

3. Not applicable

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memorandum item 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               ____________________ ____________________
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               ____________________ ____________________
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     1,315,942 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       190,469 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796             0 | 4.b.
                                                                              ___________________________________________

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION                Call Date:   9/30/95  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                     Page RC-24

City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-R--Continued
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ....................... | 3798        22,783 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit ................................................ | 3799             0 | ////////////////// | 5.a.(2)
      (3) All other ......................................................... | 3800     2,646,665 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801        82,323 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802     3,151,700 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803        98,769 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804    10,667,218 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     3,302,117 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806       (6,156) | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    17,988,621 | ////////////////// | 9.
                                                                              ___________________________________________



Memoranda
                                                                                                 ______________________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
Current credit exposure across all off-balance sheet derivative contracts covered by the          | ///////////////// |
risked-based capital standards ...................................................................| 8764        56,562| M.1.
                                                                                                  |___________________|

                                             ________________________________________________________________
                                             |                           With a remaining maturity of       |
                                             |______________________________________________________________|
                                             |     (Column A)     |    (Column B)      |    (Column C)      |
                                             |                    |                    |                    |
                                             |  One year or less  |  Over one year     |  Over five years   |
                                             |                    | through five years |                    |
                                             |______________________________________________________________|
                                             | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                             |____________________|____________________|____________________|
a. Interest rate contracts ................. | 3809     1,148,000 | 8766     3,527,228 | 8767        23,000 | M.2.a.
b. Foreign exchange contracts .............. | 3812     1,238,890 | 8769             0 | 8770             0 | M.2.b.
c. Gold contracts .......................... | 8771             0 | 8772             0 | 8773             0 | M.2.c.
d. Other precious metals contracts ......... | 8774             0 | 8775             0 | 8776             0 | M.2.d.
e. Other commodity contracts ............... | 8777             0 | 8778             0 | 8779             0 | M.2.e.
f. Equity derivative contracts ............. | A000             0 | A001             0 | A002             0 | M.2.f.
                                             |______________________________________________________________|

_________________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.